UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
May 5, 2011

Steadfast Income REIT, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland (State or Other Jurisdiction of Incorporation)	333-160748 (Commission File Number)	27-0351641 (IRS Employer Identification No.)
18100 Von Karman Avenue, Suite 500
Irvine, California 92612
(Address of Principal Executive Offices, including Zip Code)
Registrant’s telephone number, including area code: (949) 852-0700
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.
     On May 5, 2011, Steadfast Income REIT, Inc. (the “Company”), through a consolidated subsidiary, acquired a fee simple interest in a multifamily property located in Louisville, Kentucky, commonly known as the Arbor Pointe Apartments (the “Arbor Pointe Property”). The Company hereby amends the Form 8-K filed May 10, 2011 to provide the required financial information related to its acquisition of the Arbor Pointe Property.

Report of Independent Auditors
To the Board of Directors and Stockholders of
Steadfast Income REIT, Inc.
     We have audited the accompanying statement of revenues over certain operating expenses of the Arbor Pointe Property for the year ended December 31, 2010. This statement is the responsibility of the Arbor Pointe Property’s management. Our responsibility is to express an opinion on the statement based on our audit.
     We conducted our audit in accordance with the auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement. We were not engaged to perform an audit of the Arbor Pointe Property’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Arbor Pointe Property’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues over certain operating expenses, assessing the accounting principles used and significant estimates made by management, and evaluating the overall presentation of the statement of revenues over certain operating expenses. We believe that our audit provides a reasonable basis for our opinion.
     The accompanying statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 2, and is not intended to be a complete presentation of the Arbor Pointe Property’s revenues and expenses.
     In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses, as described in Note 2, of the Arbor Pointe Property for the year ended December 31, 2010, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young, LLP

Irvine, California
March 16, 2011

ARBOR POINTE PROPERTY
STATEMENT OF REVENUES OVER CERTAIN OPERATING EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 2010

Revenues:
Rental income	$1,127,420
Tenant reimbursements and other	30,389

Total revenues	1,157,809

Expenses:
Operating, maintenance, and management	529,050
Real estate taxes and insurance	83,937
General and administrative expenses	44,309

Total expenses	657,296

Revenues over certain operating expenses	$500,513

See accompanying notes to statement of revenues over certain operating expenses.

ARBOR POINTE PROPERTY
NOTES TO STATEMENT OF REVENUES OVER CERTAIN OPERATING EXPENSES
For the Year Ended December 31, 2010
1. DESCRIPTION OF REAL ESTATE PROPERTY
     On February 16, 2011, a related party of Steadfast Income REIT, Inc. (the “Company”) entered into a purchase and sale agreement to acquire a fee simple interest in a multifamily property located in Louisville, Kentucky, commonly known as Arbor Pointe Apartments (the “Arbor Pointe Property”). The Arbor Pointe Property is comprised of 130 apartment units with approximately 149,350 rentable square feet within a 2.5-story garden and townhouse apartment complex.
     The Arbor Pointe Property contains two and three bedroom units, ranging from 955 square feet to 1,315 square feet per unit, as well as surface parking. The Arbor Pointe Property also includes various community amenities such as a clubhouse, pool and playground. As of December 31, 2010, the Arbor Pointe Property was 95% leased.
     The Company is a Maryland corporation formed to invest in and manage a diverse portfolio of real estate investments, primarily in the multifamily sector, located throughout the United States.
2. BASIS OF PRESENTATION
     The accompanying statement of revenues over certain operating expenses has been prepared to comply with the rules and regulations of the Securities and Exchange Commission (“SEC”).
     The Arbor Pointe Property is not a legal entity and the accompanying statement is not representative of the actual operations for the period presented, as certain revenues and expenses have been excluded that may not be comparable to the revenues and expenses the Company expects to incur in the future operations of the Arbor Pointe Property. Excluded items include interest, depreciation and amortization, and general and administrative costs not directly comparable to the future operations of the Arbor Pointe Property.
     An audited statement of revenues over certain operating expenses is being presented for the most recent year available instead of the three most recent years based on the following factors: (1) the Arbor Pointe Property was acquired from an unaffiliated party and (2) based on due diligence of the Arbor Pointe Property conducted by the Company, management is not aware of any material factors relating to the Arbor Pointe Property that would cause this financial information not to be indicative of future operating results.
     Square footage, occupancy and other measures used to describe real estate included in the notes to statement of revenues over certain operating expenses are presented on an unaudited basis.

ARBOR POINTE PROPERTY
NOTES TO STATEMENT OF REVENUES OVER CERTAIN OPERATING EXPENSES (CONTINUED)
For the Year Ended December 31, 2010
3. SIGNIFICANT ACCOUNTING POLICIES
Revenue Recognition
     The Arbor Pointe Property leases residential apartment units under operating leases generally with terms of one year or less. Rental revenue, including rental abatements, concessions and contractual fixed increases is recognized on a straight-line basis over the term of the related lease. Tenant reimbursements and other consists of charges billed to tenants for utilities, parking, application, and other fees. Tenant reimbursements and other income are recognized when earned.
Use of Estimates
     The preparation of financial statement, as described in Note 2 and in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could materially differ from those estimates.
4. COMMITMENT AND CONTINGENCIES
Litigation
     The Arbor Pointe Property may become party to legal proceedings that arise in the ordinary course of its business. Management is not aware of any legal proceedings of which the outcome is reasonably likely to have a material adverse effect on its results of operations or financial condition.
Other Matters
     Compliance with existing environmental laws is not expected to have a material adverse effect on the Arbor Pointe Property’s financial position or results of operations as of December 31, 2010. The Arbor Pointe Property is subject to various environmental laws of Federal, State and local governments.

STEADFAST INCOME REIT, INC.
SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS
     The following pro forma information should be read in conjunction with the consolidated balance sheet of the Company as of December 31, 2010, and the related consolidated statements of operations, equity, and cash flows for the year ended December 31, 2010. In addition, this pro forma information should be read in conjunction with the statements of revenues over certain operating expenses and the notes thereto of the Lincoln Tower Property and the Park Place Property (each defined below), which have been included in the Company’s prior filings with the SEC and the statement of revenues over certain operating expenses and the notes thereto of the Arbor Pointe Property, which are included herein.
     The following unaudited pro forma balance sheet as of December 31, 2010, has been prepared to give effect to the acquisition of the Arbor Pointe Property acquired on May 5, 2011, as if the acquisition occurred on December 31, 2010. The Lincoln Towers Apartments (the “Lincoln Tower Property”) and the Park Place Condominiums (the “Park Place Property”) were acquired on August 11, 2010 and December 22, 2010, respectively, and are recorded in the Company’s historical balance sheet as of December 31, 2010.
     The following unaudited pro forma statement of operations for the year ended December 31, 2010, has been prepared to give effect to the acquisition of the Lincoln Towers Property, the Park Place Property and the Arbor Pointe Property as if the acquisitions occurred on January 1, 2010.
     These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisitions of the Lincoln Tower Property, the Park Place Property and the Arbor Pointe Property been consummated as of January 1, 2010. In addition, the unaudited pro forma balance sheet includes pro forma allocations of the Arbor Pointe Property purchase price based upon preliminary estimates of the fair value of the assets and liabilities acquired in connection with the acquisition. These allocations may be adjusted in the future upon finalization of these preliminary estimates. The audited statements of revenues over certain expenses of the Lincoln Tower Property and the Park Place Property have been previously filed on Form 8-K/As with the SEC on October 25, 2010 and March 1, 2011, respectively.

STEADFAST INCOME REIT, INC.
UNAUDITED PRO FORMA BALANCE SHEET
As of December 31, 2010

		Pro Forma Adjustments
	Steadfast Income REIT,
	Inc. Historical (a)	Arbor Pointe Property (b)		Pro Forma Total
ASSETS

Assets:
Real Estate:
Land	$758,600	$886,124	(b)	$1,644,724
Building and improvements	15,569,680	5,436,189	(b)	21,005,869
Tenant origination and absorption costs	1,224,044	177,687	(b)	1,401,731

Total real estate, cost	17,552,324	6,500,000		24,052,324
Less accumulated depreciation and amortization	(540,572)	—		(540,572)

Total real estate, net	17,011,752	6,500,000		23,511,752
Cash and cash equivalents	2,858,197	(1,610,328)	(b)	1,247,869
Rents and other receivables	119,210	22,995	(b)	142,205
Deferred financing costs and other assets, net	182,523	349,295	(b)	531,818

Total assets	$20,171,682	$5,261,962		$25,433,644

LIABILITIES AND EQUITY

Liabilities:
Accounts payable and accrued liabilities	$831,501	$154,039	(b)	$985,540
Notes payable	11,650,000	5,200,000	(b)	16,850,000
Distributions payable	63,566	—		63,566
Due to affiliates, net	381,910	—		381,910

Total liabilities	12,926,977	5,354,039		18,281,016

Commitments and contingencies

Redeemable common stock	57,827	—		57,827

Equity
Stockholders’ equity:
Preferred stock, $0.01 par value per share;
100,000 shares authorized, no shares issued and outstanding	—	—		—
Common stock, $0.01 par value per share;
999,999,000 shares authorized, 1,184,283 shares issued and outstanding and 1,184,283 pro forma shares as of December 31, 2010	11,843	—		11,843
Convertible stock, $0.01 par value per share;	—	—		—
1,000 shares issued and outstanding as of December 31, 2010	10	—		10
Additional paid-in capital	9,568,008	—		9,568,008
Cumulative distributions and net losses	(2,392,983)	(92,077)	(c)	(2,485,060)

Total stockholders’ equity	7,186,878	(92,077)		7,094,801
Noncontrolling interest	—	—		—

Total equity	7,186,878	(92,077)		7,094,801

Total liabilities and equity	$20,171,682	$5,261,962		$25,433,644

STEADFAST INCOME REIT, INC.
NOTES TO UNAUDITED PRO FORMA BALANCE SHEET
As of December 31, 2010

(a)	Historical financial information derived from the Company’s Annual Report on Form 10-K for the year ended December 31, 2010.

(b)	Represents adjustments to the balance sheet of the Company to give effect to the acquisition of the Arbor Pointe Property including the cost of tangible assets and identifiable intangibles (consisting of tenant origination and absorption costs) and related cash, other assets and liabilities as if the acquisition had occurred on December 31, 2010. The purchase price of the Arbor Pointe Property, exclusive of closing, and other acquisition costs, was $6.5 million and was funded with proceeds from the Company’s initial public offering that had been raised as of December 31, 2010 and bank financing in the amount of $5.2 million. The Company allocated the purchase price based on estimated fair values. The purchase price is preliminary and subject to change.

(c)	Amount represents the acquisition related expenses incurred in connection with the acquisition of the Arbor Pointe Property not included in the historical results.

STEADFAST INCOME REIT, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2010

		Pro Forma Adjustments
	Steadfast Income
	REIT, Inc.			Arbor Pointe
	Historical (a)	2010 Acquisitions (b)		Property (c)		Pro Forma Total
Revenues:
Rental income	$778,387	$2,309,937	(d)	$1,127,420	(d)	$4,215,744
Tenant reimbursements and other	49,843	278,038	(e)	30,389	(e)	358,270

Total revenues	828,230	2,587,975		1,157,809		4,574,014

Expenses:
Operating, maintenance and management	297,251	823,816	(f)	472,303	(f)	1,593,370
Real estate taxes and insurance	138,181	492,790	(g)	120,304	(g)	751,275
Fees to affiliates	419,694	200,565	(h)	227,487	(h)	847,746
Depreciation and amortization	540,572	410,477	(i)	392,407	(i)	1,343,456
Interest expense	163,987	511,313	(j)	259,918	(j)	935,218
General and administrative expenses	1,108,220	260,962	(k)	44,309	(k)	1,413,491
Other acquisition costs	323,906	46,433	(l)	125,264	(l)	495,603

	2,991,811	2,746,356		1,641,992		7,380,159

Net loss	(2,163,581)	(158,381)		(484,183)		(2,806,145)
Net loss attributable to noncontrolling interest	1,000					1,000

Net loss attributable to common stockholders	$(2,162,581)					$(2,805,145)

Net loss per common share – basic and diluted	$(4.27)					$(2.37)

Weighted-average number of common shares outstanding, basic and diluted	506,003					1,184,283 (m)

STEADFAST INCOME REIT, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2010
(a) Historical financial information derived from the Company’s Annual Report on Form 10-K for the year ended December 31, 2010.
(b) Represents adjustments to historical operations of the Company to give effect to the acquisition of the Lincoln Tower Property and the Park Place Property, which were acquired on August 22, 2010 and December 22, 2010, respectively, as if these assets had been acquired as of January 1, 2010. Detailed pro forma information for the Lincoln Tower Property and the Park Place Property is contained in the Company’s prior filings with the SEC.
(c) Represents adjustments to historical operations of the Company to give effect to the acquisition of the Arbor Pointe Property, which was acquired on May 5, 2011, as if this asset had been acquired as of January 1, 2010.
(d) Represents the estimated base rental income (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2010, based on the historical operations of the previous owners as if the Lincoln Tower Property, the Park Place Property and the Arbor Pointe Property had been acquired as of January 1, 2010. Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2010.
(e) Represents operating cost reimbursements and other operating income from tenants (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2010, based on historical operations of the previous owners of the Lincoln Tower Property, the Park Place Property and the Arbor Pointe Property.
(f) Represents operating, maintenance and management expenses (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2010, based on historical operations of the previous owners of the Lincoln Tower Property, the Park Place Property and the Arbor Pointe Property.
(g) Represents real estate taxes and insurance expense incurred by the Lincoln Tower Property, the Park Place Property and the Arbor Pointe Property (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2010, based on management estimates.
(h) Represents fees to affiliates (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2010 that would be due to affiliates had the Lincoln Tower Property, the Park Place Property and the Arbor Pointe Property been acquired on January 1, 2010. The pro forma total fees to affiliates are as follows:
* Acquisition Fees: Acquisition fees are payable based on 2% of the sum of the acquisition cost of the Lincoln Tower Property, the Park Place Property and the Arbor Pointe Property, including acquisition expenses (with the total acquisition fees and acquisition expenses payable to the Company’s advisor (the “Advisor”) being subject to a limitation of 6% of the contract purchase price), as defined in the Advisory Agreement (the “Advisory Agreement”) by and among the Company, its operating partnership and the Advisor. The acquisition fee payable to Advisor attributable to the acquisitions of the Lincoln Tower Property, the Park Place Property and the Arbor Pointe for the year ended December 31, 2010 was $491,183;
* Investment Management Fees: Investment management fees are payable to the Advisor based on an annual fee, payable monthly, of 0.80% of the acquisition cost of the Lincoln Tower Property, the Park Place Property and the Arbor Pointe Property, including acquisition fees and acquisition expenses, as defined in the Advisory Agreement. The investment management fees payable to Advisor attributable to the acquisition costs of the Lincoln Tower Property, the Park Place Property and the Arbor Pointe Property for the year ended December 31, 2010 was $196,473; and
* Property Management Fees: Property management fees are payable to the property manager based on 3.5% of the monthly gross revenues of the Lincoln Tower Property, the Park Place Property and the Arbor Pointe Property, as defined in the Property Management Agreements for each property. The property management fees payable to the property manager for the year ended December 31, 2010 were $160,090.
(i) Represents depreciation expense (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2010. Depreciation expense on a property is recognized using the straight-line method and a 27.5-year life. Depreciation expense on the purchase price of tenant improvements is recognized using the straight-line method over the life of the lease. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease.
(j) Represents interest expense incurred on $6.65 million in seller financing from the seller of the Lincoln Tower Property pursuant to a promissory note bearing interest at a rate of 6%, interest expense incurred on $5 million in debt related to the Park Place Property pursuant to a promissory note bearing interest at a rate of 5.25% and interest expense incurred on $5.2 million in debt related to the Arbor Pointe Property pursuant to a promissory note bearing interest at a rate of 4.86%.
(k) Represents general and administrative expenses (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2010, based on historical operations of the previous owners of the Lincoln Tower Property, the Park Place Property and the Arbor Pointe Property.
(l) Represents adjustments made to acquisition costs for the year ended December 31, 2010, to include those amounts incurred by the Company that were attributable to the Lincoln Tower Property, the Park Place Property and the Arbor Pointe Property, as if the assets had been acquired as of January 1, 2010.
(m) Represents the weighted average number of shares of the Company’s common stock from its offering, at $10.00 per share, using shares actually issued at December 31, 2010 net of offering costs, to fund the purchase of the Lincoln Tower Property, the Park Place Property and the Arbor Pointe Property. The calculation assumes these net proceeds were raised as of January 1, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEADFAST INCOME REIT, INC.
Date: May 13, 2011	By:	/s/ Kevin J Keating
Kevin J Keating
Principal Financial and Accounting Officer